Equity Financings (FY)	12 Months Ended
Dec. 31, 2019
Equity [Abstract]
Equity Financings
10.	EQUITY FINANCINGS

On September 26, 2019, the Company entered into a Purchase Agreement with Lincoln Park Capital Fund, LLC (“Lincoln Park”), pursuant to which, upon the terms and subject to the conditions and limitations set further therein, Lincoln Park has committed to purchase an aggregate of $15.0 million of the Company’s Common Stock from time to time at the sole discretion of the Company. (the “Purchase Agreement”) As consideration for entering into the Purchase Agreement, the Company issued to Lincoln Park as a commitment fee (the “Commitment Shares”) 81,263 share of Company Common Stock with a fair value of $4.96. The fair value of the shares issued was recorded to additional paid in capital at December 31, 2019.